UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

Deep Medicine Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

595 Madison Avenue, 12th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 289-2776

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DMAQ	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Class A Common Stock	DMAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement

Business Combination Agreement, as amended

As previously disclosed by Deep Medicine Acquisition Corp., a Delaware corporation (the “Company”) in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 18, 2022 (the “Prior Form 8-K”), the Company entered into a definitive Business Combination Agreement, dated July 12, 2022 (as may be amended or supplemented from time to time, the “Business Combination Agreement”) with Chijet Inc., a Cayman Islands exempted company (together with its subsidiaries, “Chijet”), each of the referenced holders of Chijet’s outstanding shares (collectively, the “Sellers”), Chijet Motor Company, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Chijet (“Pubco”), and Chijet Motor (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”). Defined terms used herein without definition shall have the meanings given in the Business Combination Agreement and all references to “Sections” refer to the Business Combination Agreement.

Also, as previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on September 12, 2022, the Company entered into Amendment No. 1 to the Business Combination Agreement on September 6, 2022 (“Amendment No. 1”) with Chijet, the Sellers named therein (who hold in excess of 50% of Chijet’s outstanding shares), Pubco, and Merger Sub (collectively, the “Parties”). Pursuant to the terms of Amendment No. 1, the Parties amended and restated Section 2.2(c) of the Business Combination Agreement in its entirety to provide that the Due Diligence Period is extended until and ending on September 20, 2022 (the “Diligence Expiration Date”). Such Section 2.2(c) provides for the Due Diligence Period for the same purposes as specified in the originally filed Business Combination Agreement in such section, namely to (i) undertake a due diligence review of the Company Entities and their operations; and (ii) complete the Company’s own determination of the Valuation (the “Revised Valuation”). The Company agreed to notify Chijet of the Revised Valuation at or prior to the end of the Diligence Expiration Date. Other than as amended therein, Amendment No. 1 provided that the Business Combination Agreement shall remain in full force and effect.

On September 16, 2022, the Parties entered into Amendment No. 2 to the Business Combination Agreement (“Amendment No. 2”) to extend the Diligence Expiration Date until September 30, 2022. Other than this extension, Amendment No. 2 has the same content of Amendment No. 1, and Amendment No. 2 provides that the Business Combination Agreement shall remain in full force and effect.

Termination of the Business Combination Agreement

On September 26, 2022 (the “Termination Date”), the Company terminated the Business Combination Agreement pursuant to a termination notice it sent to Chijet and Pubco on the Termination Date (the “Termination Notice”). The Termination Notice was sent pursuant to the provisions of Sections 2.2(e), 2.2(f), 11.1(h) and 11.1(i) of the Business Combination Agreement (collectively, the “Termination”).

The Company is not obligated to pay any penalties pursuant to the terms of the Business Combination Agreement as a result of the Termination.

Termination of Support Agreement

As a result of the termination of the Business Combination Agreement, the Support Agreement, dated as of July 12, 2022, among the Company, Bright Vision Sponsor LLC, Chijet and Pubco (the “Support Agreement”) automatically terminated in accordance with its terms. The Company is not obligated to pay any penalties pursuant to the terms of the Support Agreement as a result of its termination described in the preceding sentence.

The foregoing descriptions of the Business Combination Agreement, Amendment No. 1, Amendment No. 2 and the Support Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of such agreements which were previously filed with the SEC and are included in this Current Report on Form 8-K as Exhibits 2.3, 2.2, 2.1 and 10.1, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, exhibits hereto and information incorporated by reference herein, contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description
2.1†	Amendment No. 2 to Business Combination Agreement, dated September 16, 2022, among Deep Medicine Acquisition Corp., Chijet Inc., Chijet Motor Company, Inc., Chijet Motor (USA) Company, Inc. and the Sellers named therein (holding in excess of 50% of Chijet’s outstanding shares).

2.2†	Amendment No. 1 to Business Combination Agreement, dated September 6, 2022, among Deep Medicine Acquisition Corp., Chijet Inc., Chijet Motor Company, Inc., Chijet Motor (USA) Company, Inc. and the Sellers named therein (holding in excess of 50% of Chijet’s outstanding shares) (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed September 12, 2022).

2.3†	Business Combination Agreement, dated July 12, 2022, among Deep Medicine Acquisition Corp., Chijet Inc., Chijet Motor Company, Inc., Chijet Motor (USA) Company, Inc. and the Sellers named therein (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed July 18, 2022).

10.1†	Support Agreement dated July 12, 2022, among Deep Medicine Acquisition Corp., Bright Vision Sponsor LLC, Chijet Inc. and Chijet Motor Company, Inc. (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed July 18, 2022).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

† Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2022	DEEP MEDICINE ACQUISITION CORP.

	By:	/s/ Humphrey P. Polanen
	Name:	Humphrey P. Polanen
	Title:	Chief Executive Officer